Exhibit 99.2 Phase 3 SENTRY Topline Results March 24, 2026

On Today’s Call Welcome Brendan Strong, SVP, Investor Relations Opening Remarks Richard Paulson, President and Chief Executive Officer Phase 3 SENTRY Topline Results Dr. Reshma Rangwala, Chief Medical Officer and Head of Research Myelofibrosis Treatment Landscape Dr. John Mascarenhas, Principal Investigator of Phase 3 SENTRY Trial; Professor of Medicine at the Icahn School of Medicine at Mount Sinai and Director of the Center of Excellence for Blood Cancers and Myeloid Disorders Summary Richard Paulson, President and Chief Executive Officer Q&A Session 2 ©2026 KARYOPHARM THERAPEUTICS INC.

Forward-looking Statements and Other Important Information This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding Karyopharm’s beliefs about the ability of selinexor to treat patients with multiple myeloma, endometrial cancer, myelofibrosis, diffuse large B-cell lymphoma and other diseases; expectations with respect to the clinical development plans and potential regulatory submissions for selinexor; the market opportunity and annual peak revenue opportunities for selinexor; and expectations regarding the timing, presentation and publication of additional data from the Phase 3 SENTRY trial. Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond Karyopharm's control, that may cause actual events or results to differ materially from Karyopharm's current expectations. For example, there can be no guarantee that Karyopharm will successfully commercialize XPOVIO or that any of Karyopharm’s drug candidates, including selinexor, will successfully complete necessary clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in the development or commercialization of Karyopharm’s drug candidate portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the following: the adoption of XPOVIO in the commercial marketplace, the timing and costs involved in commercializing XPOVIO or any of Karyopharm’s drug candidates that receive regulatory approval; the ability to obtain and retain regulatory approval of XPOVIO or any of Karyopharm’s drug candidates that receive regulatory approval; Karyopharm's results of clinical and preclinical trials, including subsequent analysis of existing data and new data received from ongoing and future trials; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies, including with respect to the need for additional clinical trials; the ability of Karyopharm or its third party collaborators or successors in interest to fully perform their respective obligations under the applicable agreement and the potential future financial implications of such agreement; Karyopharm's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures; substantial doubt exists regarding Karyopharm’s ability to continue as a going concern; development or regulatory approval of drug candidates by Karyopharm’s competitors for products or product candidates in which Karyopharm is currently commercializing or developing; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any of its products or product candidates. These and other risks are described under the caption Risk Factors in Karyopharm’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission (SEC) on February 13, 2026, and in other filings that Karyopharm may make with the SEC in the future. Any forward-looking statements contained in this presentation speak only as of the date hereof, and, except as required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Karyopharm regularly uses its website to post information regarding its business, drug development programs and governance. Karyopharm encourages investors to use www.karyopharm.com, particularly the information in the section entitled “Investors,” as a source of information about Karyopharm. References to www.karyopharm.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.karyopharm.com into this presentation by reference. Other than the currently approved indications of XPOVIO, selinexor is an investigational drug that has not been approved by the FDA or any other regulatory agency, and the safety and efficacy of this drugs has not been established by any agency. ® ® XPOVIO (selinexor) and NEXPOVIO (selinexor) are registered trademarks of Karyopharm Therapeutics Inc. Any other trademarks referred to in this presentation are the property of their respective owners. All rights reserved. 3 ©2026 KARYOPHARM THERAPEUTICS INC.

OPENING REMARKS Richard Paulson President and Chief Executive Officer ©2026 KARYOPHARM THERAPEUTICS INC.

Encouraging Profile Observed with the Differentiated Mechanism of XPO1 Inhibition and Ruxolitinib with Potential to Improve Outcomes for Patients Co-Primary Endpoint Co-Primary Endpoint Secondary Endpoint Statistically Significant Not Statistically Significant Nominally Significant Promising Signal of Rapid, Near-Doubling Similar Improvement Overall Survival and Sustained SVR35 in Symptoms Rates Compared to Compared to Compared to Ruxolitinib Ruxolitinib Ruxolitinib Pre-Specified Exploratory Endpoint VAF Reduction Suggests Evidence of Potential Disease Modification Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. 5 ©2026 KARYOPHARM THERAPEUTICS INC.

PHASE 3 SENTRY TOPLINE RESULTS Reshma Rangwala, MD, PhD Chief Medical Officer and Head of Research ©2026 KARYOPHARM THERAPEUTICS INC.

XPO1 Inhibition is a Multifaceted Approach to Inhibiting the Drivers of Myelofibrosis[1-9]



↓ Clonal cell division
↓ Splenomegaly
↓ Variant Allele Frequency (VAF)
↓ NFκB activity
↓ Cytopenias, fibrosis, constitutional symptoms
↑ Apoptosis
↓ Variant Allele Frequency (VAF)
SEL
XPO-1
c-myc
c-myc
XPO-1
IκBα
SEL
IκBα
JAK-STAT signaling
JAK2
IL-6
JAKi
XPO-1
p53
p53
SEL
NUCLEUS
CYTOPLASM
Inflammatory cytokine / chemokine
Oncogene
Oncogene mRNA
Tumor suppressor protein
IκBα
SEL Selinexor
JAKi JAK inhibitor

1. Yan D et al. *Clin Cancer Res.* 2019;25(7):2323-2335. 2. Kashyap T et al. *Oncotarget.* 2016;7(48):78883-78895. 3. Walker CJ et al. *Blood.* 2013;122(17):3034-3044. 4. Cheng Y et al. *Mol Cancer Ther.* 2014;13(3): 675-686. 5. Argueta C et al. *Oncotarget.* 2018;9(39);25529-25544. 6. Gandhi UH et al. *Clin Lymphoma Myeloma Leukemia.* 2018;18(5):335-345. 7. Garg M et al. *Oncotarget.* 2017;8(5):7521-7532. 8. Tan M et al. *Am J Physiol Renal Physiol.* 2014;307(11): F1179-1186. 9. Turner JG et al. *Oncotarget.* 2016;7(48):78896-78909.

©2026 KARYOPHARM THERAPEUTICS INC.

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Phase 3 SENTRY Trial (XPORT-MF-034*) of Selinexor in Combination with Ruxolitinib in JAKi-Naïve Myelofibrosis

JAKi-naïve Patients with Myelofibrosis

(N=353)

Plt ≥100 x 10^9/L

R 2:1

Ruxolitinib[a] BID +
Selinexor 60 mg QW
(28-day cycle)

Ruxolitinib[a] BID +
Placebo

Primary Endpoints
(tested sequentially)

SVR35 week 24[c]
+
Abs-TSS week 24[b,c,d]

*NCT04562389

Randomization stratified by:

- Dynamic International Prognostic Scoring System (DIPSS) risk category intermediate -1 vs. intermediate -2 or high-risk
- Spleen volume <1800 cm^3 vs. ≥1800 cm^3 by MRI/CT scan
- Baseline platelet counts 100-200 x 10^9/ L vs. >200 x 10^9/L

Select Secondary and Exploratory Endpoints[e]

- Progression free survival
- **Overall survival**
- Hemoglobin stabilization
- **Variant allele frequency (VAF) reduction**
- Bone marrow fibrosis improvement
- Changes in cytokine levels

Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis.

a. Ruxolitinib dose based on platelet count per prescribing information. b. Evaluated by Myelofibrosis Symptom Assessment Form (MFSAF) v4.0. c. Both endpoints are powered at >80%; the assumptions for SVR35 is 40% for ruxolitinib and 70% for selinexor + ruxolitinib; assumptions for Abs-TSS are a ≥4-point delta and a standard deviation of 12 for both arms. d. Active symptoms of myelofibrosis as determined by presence of at least 2 symptoms using the MFSAF version 4.0. e. A sample of secondary and exploratory endpoints to be evaluated. Abs-TSS; absolute TSS; BID: Twice daily; JAKi, janus kinase inhibitors; Plt: Platelet; QW: Once weekly; SVR35: Spleen volume reduction ≥ 35%

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Selinexor plus Ruxolitinib Resulted in Superior SVR35 Rates at Week 24 Selinexor + Placebo + Ruxolitinib Ruxolitinib (N = 235) (N = 118) Spleen Volume Reduction SVR35 at Week 24, n (%) 117 (49.8) 33 (28.0) Exact 95% CI (43.2, 56.4) (20.1, 37.0) 21.82 Difference in SVR35 at Week 24 (%) Superior SVR35 at week 24 (Selinexor vs. Placebo) (11.50, 32.14) 95% CI of 50%, a near doubling compared to 28% with Cochran-Mantel-Haenszel Test (Selinexor vs. Placebo) ruxolitinib monotherapy Odds Ratio (95% CI) 2.58 (1.60, 4.17) (p<0.0001) One Sided P-value <.0001 Data Cutoff Date: 2026-02-20 CI=Confidence Interval; SVR35=Spleen Volume Reduction of >=35% Note: SVR35 at Week 24 is defined as proportion of patients with a >=35% reduction in spleen volume from baseline to Week 24, as measured by MRI or CT scan by Investigator assessment. Note: Cochran-Mantel-Haenszel test is stratified by randomization factors. Note: n is the number of patients with SVR assessments available. Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. 9 ©2026 KARYOPHARM THERAPEUTICS INC.

Rapid and Sustained Improvement in SVR35 Rates Observed with the Combination Relative to Ruxolitinib Alone

Spleen Volume Reduction

Rapid SVR35 at week 12 of 49% compared to 20% with ruxolitinib monotherapy

Sustained SVR35 at week 36 of 47% compared to 23% with ruxolitinib monotherapy

Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis.

	Selinexor + Ruxolitinib (N = 235)	Placebo + Ruxolitinib (N = 118)
SVR35 at Week 12, n (%)	116 (49.4)	24 (20.3)
SVR35 at Week 24, n (%)	117 (49.8)	33 (28.0)
Patients Who Completed Week 36 or Discontinued Prior to Week 36	207	100
SVR35 at Week 36, n (%) [1]	97 (46.9)	23 (23.0)
SVR35 at Any Timepoint, n (%)	159 (67.7)	53 (44.9)
Exact 95% CI	(61.3, 73.6)	(35.7, 54.3)
Cochran-Mantel-Haenszel Test (Selinexor vs. Placebo)		
Odds Ratio (95% CI)	2.59 (1.64, 4.10)	
Nominal One Sided P-value	**<.0001**	

Data Cutoff Date: 2026-02-20

CI=Confidence Interval; SVR35=Spleen Volume Reduction of >=35%
Note: SVR35 at Week 12 and 24 allows +/- 21-day window. SVR35 at Week 36 and 48 allows +/- 28-day window. Note: SVR35 at any timepoint is defined as proportion of patients with a >=35% reduction in spleen volume from baseline to any post-baseline assessments regardless of visit window before new anti-MF therapy or disease progression. Note: Cochran-Mantel-Haenszel test is stratified by randomization factors.
[1] Denominator is the number of patients who completed the spleen assessment or discontinued the study prior to the specific timepoint.

©2026 KARYOPHARM THERAPEUTICS INC.

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Rapid, Deep and Sustained Spleen Reduction Observed with the Combination Relative to Ruxolitinib Alone 10 0 -10 -20 -30 -40 -50 -60 -70 Seli Sene linxo exr o+ r + R R ux ux oli olt itiini nib b P Plla ac ce eb boo ++ R R uux xooli litin tiinib b -80 235 118 199 102 186 98 134 76 94 53 Baseline Week 12 Week 24 Week 36 Week 48 Not all patients have been followed beyond week 24 Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. Data Cutoff Date: 2026-02-20 11 ©2026 KARYOPHARM THERAPEUTICS INC. Mean(+/- SD)

Symptom Benefit at Week 24 was Comparable Across the Two Arms with Similar Symptom Improvement Relative to Baseline

Symptom Improvement

Similar levels of absolute TSS improvement from baseline in the selinexor plus ruxolitinib arm compared to ruxolitinib

These differences were not statistically significant

Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis.

	Selinexor + Ruxolitinib (N = 235)	Placebo + Ruxolitinib (N = 118)
Baseline		
n	235	117
Median	21.71	19.57
Mean	22.74 (11.877)	22.23 (13.031)
Mean (STD)	2.1 , 53.9	3.0 , 58.3
Week 24		
Adjusted Absolute Mean Change from Baseline (95% CI)	-9.89 (-11.19, -8.59)	-10.86 (-12.58, -9.14)
Adjusted Mean Difference (Selinexor vs. Placebo) (95% CI)	0.97 (-1.07, 3.02)	
One-sided P-value	0.8246	

Data Cutoff Date: 2026-02-20

CI=Confidence Interval; TSS=Total Symptom Score
Note: TSS is the sum of the 6 individual symptom scores included in the MFSAF v4.0, excluding fatigue. Each individual symptom score is on the 0-10 scale, and the TSS ranges from 0 to 60. A higher TSS indicates a higher disease burden and thus a worse outcome.
Note: Adjusted absolute mean change from baseline, adjusted mean difference, 95% CI and p-value are based upon mixed-effects model for repeated measures (MMRM) adjusted for randomization stratification factors, sex and baseline TSS.
Note: n is the number of patients with TSS available.

©2026 KARYOPHARM THERAPEUTICS INC.
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Promising Overall Survival Signal was Observed with a >50% Reduction in Risk of Death

The Company intends to continue to follow OS to maturity to further evaluate this signal

Overall Survival (OS) is a pre-specified secondary endpoint

Hazard ratio of 0.43 and a nominal p-value of 0.0222

+

Post-hoc landmark analyses at weeks 12 and 24 suggest SVR35 may predict overall survival

	Selinexor + Ruxolitinib (N = **235**)	Placebo + Ruxolitinib (N = **118**)
Patients with Events, n	11 of 235	12 of 118
Percentage (%)	**4.7**	**10.2**
Median OS Follow-up Time (Months) [1]	11.56	12.58
95% CI	(10.71, 13.01)	(10.61, 13.93)
Overall Survival - Stratified Test [2]		
Hazard Ratio (95% CI) [3]	0.43 (0.19, 1.00)	
One-Sided Nominal P-value (log-rank)	0.0222	

Data Cutoff Date: 2026-02-20

CI=Confidence Interval
Note: Overall Survival (OS) is defined as the duration from date of randomization to date of death due to any cause.
[1] Based on reverse Kaplan-Meier method by swapping the censoring status.
[2] Stratified by the randomization stratification factors.
[3] Based on Cox Proportional Hazard model with Efron's method of handling ties.

Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis.

©2026 KARYOPHARM THERAPEUTICS INC.
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Variant Allele Frequency (VAF) Reduction in JAK2, CALR and MPL Driver 1-3 Mutations is Evidence of Potential Disease Modification VAF reduction was a prespecified exploratory endpoint The proportion of patients who achieved a ≥20% VAF reduction at week 24 was greater with selinexor plus ruxolitinib compared to ruxolitinib alone 32% 24% VS 4 Selinexor + Ruxolitinib Ruxolitinib (n=92 ) 4 Combination (n=169 ) Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. Data Cutoff Date: 2026-02-20 1. Ross et. al Blood 2024. 2. Guglielmelli et. al AM J HEMATOL 2024 3. Deininger et al Blood 2015. 4. n= patients with VAF analysis at baseline and week 24 14 ©2026 KARYOPHARM THERAPEUTICS INC.

Manageable Safety and Tolerability Profile Selinexor + Placebo + Ruxolitinib Ruxolitinib (N = 234) (N = 116) n (%) n (%) Safety and tolerability is consistent 1 All Grade TEAEs with the known profile of selinexor Thrombocytopenia 139 (59.4) 50 (43.1) Anaemia 134 (57.3) 67 (57.8) and ruxolitinib individually Nausea 134 (57.3) 20 (17.2) Constipation 74 (31.6) 42 (36.2) Neutropenia 63 (26.9) 10 (8.6) Grade 3+ TEAEs 164 (70.1) 58 (50.0) TEAEs Leading to Study Treatment 34 (14.5) 10 (8.6) Discontinuation No new safety signals identified The confirmed leukemic transformation rate was identical across both treatment arms at 1.7%. Selinexor is an FDA approved drug in certain indications, including multiple myeloma, and has been used to treat more than 30,000 patients. Data Cutoff Date: 2026-02-20 Note: Adverse events are coded using MedDRA version 28.1. Multiple occurrences of the same preferred term will only be Selinexor has not been approved by the U.S. FDA or counted once for each patient. any other regulatory authority for use in myelofibrosis. 1. Five most common TEAEs in the combination arm 15 ©2026 KARYOPHARM THERAPEUTICS INC.

Encouraging Profile Observed with the Differentiated Mechanism of XPO1 Inhibition and Ruxolitinib with Potential to Improve Outcomes for Patients Rapid, Near-Doubling and Sustained SVR35 Rates Similar Improvement in Symptoms Relative to Ruxolitinib Promising Signal in Overall Survival VAF Reduction Suggests Evidence of Potential Disease Modification Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. 16 ©2026 KARYOPHARM THERAPEUTICS INC.

TREATMENT LANDSCAPE John Mascarenhas, M.D. Principal Investigator of Phase 3 SENTRY trial; Professor of Medicine at the Icahn School of Medicine at Mount Sinai and Director of the Center of Excellence for Blood Cancers and Myeloid Disorders The views expressed today by Dr. Mascarenhas are solely his views and are not necessarily shared by Karyopharm Therapeutics Inc. ©2026 KARYOPHARM THERAPEUTICS INC.

The SENTRY Results Matter in Myelofibrosis Given the Limited Treatment Options and Poor Prognosis Opportunity to Improve Outcomes Four Hallmarks of Myelofibrosis 1 Low rates of SVR35 Enlarged 5 Spleen No novel mechanisms beyond JAK inhibitors Constitutional Abnormal Blood 2,6,7 3 Symptoms Cell Production Median survival of patients with intermediate-to-high risk 4,8 myelofibrosis is 4 to 5 years Bone Marrow 3 Fibrosis Minimal evidence of disease 9 modification 1. Ruxolitinib-alone arms of SIMPLIFY-1 Study, 2017; MANIFEST-2 Study,ASH 2023; and Transform-1 Study ASH 2023 2. Tefferi A. Am J Hematol. 2023;98:801-821. 3. O’Sullivan JM, Harrison CN. Clin Adv Hematol Oncol. 2018;16(2):121-131. 4. Passamonti F, et al. Blood. 2010;115(9):1703-1708. 5. Vannuchi A, et al. Haematologica. 2015;100(9):1139-1145. 6. Mesa R, et al. Leuk Res. 2009;33(9):1199-1203. 7. Mitra D, et al. Cancer Med. 2013;2(6):889-898. 8. Data on File; internal analysis of published MF trial data. 9. Pemmaraju et. al Cancer 2022. 18 ©2026 KARYOPHARM THERAPEUTICS INC.

Established Data from Other Trials Suggest Achieving and Maintaining Spleen Response Positively Impacts Overall Survival Coltro et. al Cancer Medicine 2023 19 ©2026 KARYOPHARM THERAPEUTICS INC.

NCCN Myelofibrosis Management and Treatment Guidelines


Lower-Risk MF
Higher-Risk MF
Asymptomatic
Symptomatic
Anemia
PLT < $50x10^9$/L
PLT ≥ $50x10^9$/L
• Clinical trial
• Observation
• Clinical trial
• Ruxolitinib
• Peginterferon alfa-2a
• Hydroxyurea
• Pacritinib
• Momelotinib
Based on spleen and symptoms
• Clinical trial
• Momelotinib
• Ruxolitinib
• Luspatercept
• Danazol
• ESA
• Lenalidomide/prednisone
• Pacritinib
• JAKi combination
Not transplant candidate or not feasible
Transplant candidate
Not transplant candidate or not feasible
• Clinical trial
• Pacritinib
• Momelotinib
Allogenic HCT
• Clinical Trial
• Ruxolitinib
• Fedratinib
• Pacritinib
• Momelotinib

Lower-risk MF typically lacks or has minimal signs and symptoms and a longer median survival

Higher-risk MF typically has several signs and symptoms and a shorter median survival

NCCN. Clinical Practice Guidelines in Oncology. Myeloproliferative neoplasms, version 1.2026. Accessed March 13, 2026. https://www.nccn.org/professionals/physician_gls/pdf/mpn.pdf

©2026 KARYOPHARM THERAPEUTICS INC.
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SUMMARY Richard Paulson President and Chief Executive Officer ©2026 KARYOPHARM THERAPEUTICS INC.

Deeply Committed to Advancing the Development of Selinexor as a Potential Therapy in Myelofibrosis SENTRY Supports High Unmet Need Engage with FDA Selinexor’s with One on the Totality of Potential Role in Approved Class of the Data and sNDA Myelofibrosis Therapy Filing Plan Present SENTRY results at medical meeting and submit manuscript for publication Potential compendia inclusion in the second half of 2026 Selinexor has not been approved by the U.S. FDA or any other regulatory authority for use in myelofibrosis. 22 ©2026 KARYOPHARM THERAPEUTICS INC.

Our sincere thanks… … to patients, caregivers, investigators and clinical trial sites for their participation in SENTRY and to the Karyopharm team for their commitment to advancing innovative therapies for patients with significant unmet medical needs.